CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

David R. Wilmerding, Jr.

Chairman

April 6, 2017

Fellow Partner:

Our Fund earned $2.52 per share of net investment income in the three months ended March 31, 2017, compared to $2.64 per share in the same period of 2016.

After providing for the March 31, 2017 distribution, the net asset value per partnership share on March 31, 2017 was $605.04. The net asset value on December 31, 2016, our last report date, was $580.36.

Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500® Index and the Dow Jones Industrial Average™ will be found in the accompanying Investment Adviser’s Report.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT

Portfolio Review	First Quarter 2017

Summary

U.S. stocks had a strong start to the year, with indices rallying to new all-time highs on economic strength, solid earnings reports and optimism about President Trump’s planned legislative agenda. For the quarter 2017, the broad-market S&P 500® Index gained 6.07%. The dominant story was the beginning of the Trump administration, with market participants focused on policy and when promised pro-growth initiatives, including tax reform, regulatory cuts and infrastructure spending, will begin to materialize. Investor enthusiasm began to wane as an unsuccessful attempt to pass Affordable Care Act reform raised concerns that it will be more difficult for the new administration to put through policy. Also in focus was the Federal Reserve (Fed). In a widely anticipated move, the Fed raised rates in March, and appears to us to be set to gradually normalize monetary policy throughout the year.

On a sector basis, leadership reversed from the fourth quarter. Sectors that have been the biggest beneficiaries of the so-called “Trump trade” (industrials, financials and other cyclicals) gave back some relative gains, while growth segments information technology (IT), consumer discretionary and health care led the market higher. Energy was the worst-performing sector amid a sharp reversal in crude oil.

Performance Attribution

The portfolio underperformed its benchmark index, the S&P 500®, during the first quarter, net of fees. In sector terms, the largest detractor from performance was IT, where underweights to hardware and internet software and services had the most negative impact. Semiconductors was an additional drag in the sector. Elsewhere, industrials and materials were sources of weakness. Conglomerates and road & rail names hindered results in industrials, while a chemical holding weighed in materials. The largest individual detractors included positions in Air Products and Chemicals Inc. and General Electric Co., as well as an underweight to Apple Inc.

Conversely, financials was the largest contributor to performance, where capital markets holdings led in the sector. Consumer staples also added value. The largest individual contributor was Moody’s Corporation, followed by Check Point Software Technologies Ltd. and Cabot Corporation.

Outlook

Looking ahead we maintain our positive outlook for U.S. equities. Economic data have generally been strong and confirm our year-end view that domestic growth will accelerate in 2017. Importantly, this comes alongside our expectation for a synchronized pick-up in economic momentum globally. Stimulative initiatives such as lowering corporate tax rates and rolling back regulation could provide an additional boost for U.S. equity prices.

At the same time, U.S. companies delivered positive earnings growth for the second consecutive quarter of 2016 in the fourth quarter of 2016, and we believe the rebound looks set to continue (even gather pace) over the balance of this year. We believe that volatility will likely remain a constant feature given uncertainty around the likelihood and timing of policy changes by the new administration and risks around macro events such as the Brexit negotiations and elections in the E.U.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Continued)

Portfolio Review (concluded)	First Quarter 2017

The Fund’s overall sector weightings shifted in the quarter. Exposure to consumer discretionary, healthcare and IT increased, while the weighting in energy decreased. The Fund remains well diversified, with the largest overweights relative to the S&P500® Index in financials, industrials and materials, and the largest underweight relative to the benchmark in IT, followed by utilities and real estate.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PERFORMANCE SUMMARY

As of March 31, 2017

(Unaudited)

	Chestnut Street Exchange Fund		S&P 500® Index		DJIATM Index
1st Quarter 2017	4.13%		6.07%		5.19%
1 Year	15.26%		17.17%		19.91%
3 Years*	7.62%		10.37%		10.61%
5 Years*	11.58%		13.30%		12.15%
10 Years*	7.14%		7.51%		8.10%
Annualized*	11.01%	(1)	10.29%	(2)	11.02%	(2)
Cumulative	6,597.91%	(1)	1,833.36%	(2)	2,263.97%	(2)

The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

*	Average Annual Return
(1)	Inception 12/29/76
(2)	Inception 12/31/86

BLACKROCK CAPITAL MANAGEMENT, INC.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS

March 31, 2017

(Unaudited)

	Shares	Value
COMMON STOCKS—99.0%
BASICS—6.6%
Air Products & Chemicals, Inc.	62,114	$8,403,403
Cabot Corp.	73,848	4,424,234
Versum Materials, Inc.	31,057	950,344

		13,777,981

CAPITAL EQUIPMENT—7.5%
Emerson Electric Co.	106,453	6,372,277
General Electric Co.	312,436	9,310,593

		15,682,870

CONSUMER CYCLICALS—16.5%
3M Co.	23,636	4,522,276
CBS Corp.,—Class B	51,548	3,575,369
Comcast Corp.,—Class A	256,988	9,660,179
Procter & Gamble Co.	72,480	6,512,328
Walt Disney Co. (The)	90,080	10,214,171

		34,484,323

ENERGY—6.6%
Exxon Mobil Corp.	100,626	8,252,338
Schlumberger, Ltd.	70,818	5,530,886

		13,783,224

FINANCIAL—22.6%
American Express Co.	81,955	6,483,460
Ameriprise Financial, Inc.	19,150	2,483,372
Bank of America Corp.	48,170	1,136,330
Blackhawk Network Holdings, Inc.—Class B*	—	1
JPMorgan Chase & Co.	120,418	10,577,517
Moody’s Corp.	70,949	7,949,126
Wells Fargo & Co.	336,269	18,716,733

		47,346,539

	Shares	Value
HEALTH CARE—14.1%
Abbott Laboratories	112,356	$4,989,730
AbbVie, Inc.	79,123	5,155,655
Alexion Pharmaceuticals, Inc.*	15,446	1,872,673
Johnson & Johnson	86,420	10,763,611
Merck & Co., Inc.	83,518	5,306,734
Shire PLC ADR	8,262	1,439,411

		29,527,814

RETAIL—2.3%
Home Depot, Inc.	20,117	2,953,779
Kohl’s Corp.	12,887	513,031
Safeway Casa Ley CVR*†	38,225	—
Safeway PDC CVR*†	38,225	—
Wal-Mart Stores, Inc.	18,345	1,322,308

		4,789,118

STAPLES—3.7%
Altria Group, Inc.	15,436	1,102,439
Kraft Heinz Co. (The)	3,607	327,552
Mondelez International, Inc.,—Class A	10,720	461,818
PepsiCo, Inc.	37,423	4,186,137
Philip Morris International, Inc.	15,436	1,742,724

		7,820,670

TECHNOLOGY—12.2%
Alphabet Inc.,—Class A*	2,601	2,205,126
Apple, Inc.	16,404	2,356,599
Check Point Software Technologies Ltd.*	38,990	4,002,713
Cisco Systems, Inc.	24,194	817,757
Intel Corp.	287,570	10,372,650
Microsoft Corp.	43,766	2,882,429
Oracle Corp.	63,527	2,833,939

		25,471,213

TRANSPORTATION—5.1%
Union Pacific Corp.	100,402	10,634,580

See Accompanying Notes to Schedule of Investments.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

(Unaudited)

	Shares	Value
UTILITIES—1.8%
Verizon Communications, Inc.	77,434	$3,774,908

Total Common Stocks (Cost: $32,108,500)		207,093,240

*	Non-Income Producing

†	Security has been valued at fair market value. These securities have been deemed illiquid.

Abbreviations:
ADR	American Depositary Receipt
CVR	Contingent Value Rights
PDC	Property Development Center
PLC	Public Limited Company

TOTAL INVESTMENTS IN SECURITIES
(Cost: $32,108,500)**	99.0%	207,093,240
Other assets in excess of liabilities	1.5%	3,208,561
Other liabilities	(0.5)%	(1,118,170)

NET ASSETS	100.0%	$209,183,631

(Applicable to 345,737 partnership shares outstanding)
Net Asset Value Per Share		$605.04

Net assets applicable to shares owned by:
Limited partners
(345,644 shares)		$209,127,533
Managing general partners (93 shares)		56,098

Total net assets		$209,183,631

**	At March 31, 2017, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$30,762,768

Gross unrealized appreciation	179,536,173
Gross unrealized depreciation	(425,645)

Net unrealized appreciation	$179,110,528

The difference between book basis and tax basis of investments is attributable to the use of the Individual partners’ tax basis for those securities contributed to the Fund at its inception, as required by law.

See Accompanying Notes to Schedule of Investments.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS

March 31, 2017

(Unaudited)

Fair Value Measurements. The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1	—	quoted prices in active markets for identical securities

•	Level 2	—	other significant observable inputs (including quoted prices for identical securities in inactive markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of inputs used, as of March 31, 2017, in valuing the Fund’s investments carried at value:

	Total Value at 3/31/17	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$207,093,240	$207,093,240	$—	$0

*	See details of industry breakout in the Schedule of Investments.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

For the period ended March 31, 2017, there were no transfers among Levels 1, 2 and 3 for the Fund.

MANAGING GENERAL PARTNERS

Gordon L. Keen, Jr.

Langhorne B. Smith

David R. Wilmerding, Jr.

INVESTMENT ADVISER

BlackRock Capital Management, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

ADMINISTRATOR

AND

TRANSFER AGENT

BNY Mellon Investment

Servicing (US) Inc.

P.O. Box 8950

Wilmington, Delaware 19899

(800) 852-4750

First Quarter Report

March 31, 2017

(Unaudited)

Chestnut Street Exchange Fund

301 Bellevue Parkway

Wilmington, Delaware 19809

(800) 852-4750